SIXTH AMENDMENT AND MODIFICATION TO
                           LOAN AND SECURITY AGREEMENT



                                 by and between

                           MELLON BANK, N.A., as Agent
                                       AND
         RCM TECHNOLOGIES, INC. and ALL OF ITS SUBSIDIARIES, as Borrower

                          Dated: As of October 10, 2001

                       SIXTH AMENDMENT AND MODIFICATION TO
                           LOAN AND SECURITY AGREEMENT


         This SIXTH AMENDMENT AND MODIFICATION TO LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of October 10, 2001, by and between RCM TECHNOLOGIES, INC. ("RCM"), and ALL OF ITS SUBSIDIARIES (collectively referred to as "Borrower") and MELLON BANK, N.A., a national banking association, in its capacity as agent ("Agent") and MELLON BANK, N.A. ("Mellon"), MELLON BANK, N. A., CANADA BRANCH, SUNTRUST BANK, ATLANTA, BANK OF AMERICA, N.A., FLEET NATIONAL BANK AND FIRST UNION NATIONAL BANK (as successor by assignment from ALLFIRST
BANK), in their capacity as lenders (collectively referred to as "Lender").


                                   BACKGROUND

         A. Pursuant to the terms of a certain Loan and Security Agreement dated August 19, 1998, between Borrower and Lender as same has been amended ("Loan Agreement"), Lender made available to Borrower a revolving line of credit in the aggregate amount of $75,000,000.00 (the "Revolving Credit").

         B. The Revolving Credit is evidenced by certain Revolving Credit Notes dated August 19, 1998, from Borrower to Lender in the aggregate amount of $75,000,000.00 ("Revolving Credit Notes").

         C. Borrower has requested that Lender modify certain covenants contained in the Loan Agreement, and Lender has agreed to modify those certain covenants subject to the terms and conditions of this Amendment.

         All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

         NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

     1. Loan Agreement. The following amendments and modifications shall be made to the Loan Agreement and shall be effective upon execution hereof:

                  a. Certain definitions contained in Section 1. 1 of the Loan
                     Agreement shall be amended and/or added as follows:

                     (1) EBITDA  shall be deleted in its entirety and replaced
                         as follows:
                                    -------

     EBITDA - The sum of (i) Net Income before interest, taxes, depreciation and amortization, (ii) Additional Net Restructuring Charges (hereinafter defined), and (iii) other non-cash charges approved by Majority Lenders which approval will not be unreasonably withheld. (In no event shall any charge related to goodwill taken by Borrower after December 31, 2001 be considered as an adjustment to EBITDA).

   (2)      Net Worth shall be deleted in its entirety and replaced as follows:
---------------------------         ---------

                                    TangibleNet Worth - The amount by which the
                                            total assets of the Borrower exceeds
                                            all Liabilities of the Borrower.
                                            (For purposes of this calculation,
                                            the aggregate amount of any
                                            intangible assets of the Borrower
                                            including without limitation,
                                            goodwill, franchises, licenses,
                                            patents, trademarks, trade names,
                                            copyrights, service marks and brand
                                            names, shall be subtracted from the
                                            Borrower's total assets).

  (3)Minimum Net Worth shall be deleted in its entirety and replaced as follows:
                                    ------------------

                                 Minimum    Tangible Net Worth - RCM's
                                            consolidated Tangible Net Worth
                                            shall be (i) $4,000,000.00 as of
                                            June 30, 2001, plus (ii)
                                            seventy-five percent (75%) of
                                            quarterly Net Income thereafter
                                            (determined without taking the
                                            Additional Net Restructuring Charge
                                            into account and with no credit for
                                            losses) (the "Net Income
                                            Component"), plus (iii) one hundred
                                            percent (100%) of the Income Tax
                                            Benefit (hereinafter defined), less
                                            (iv) the sum of (A) the Existing
                                            Additional Deferred Consideration
                                            Payments (hereinafter defined) paid
                                            on or after July 1, 2001, plus (B)
                                            the New Acquisition Consideration
                                            Payments (hereinafter defined) paid
                                            on or after July 1, 2001, provided
                                            that the reductions pursuant to
                                            clauses (A) and (B) of clause (iv)
                                            shall not in the aggregate exceed
                                            the increase in Minimum Tangible Net
                                            Worth arising from the Net Income
                                            Component.

                           (4) Additional Net Restructuring Charge - A one time deduction of goodwill to be taken by RCM during its fiscal year ending December 31, 2001, up to an amount not to exceed $35,000,000.00.

     (5) Income Tax Benefit - The net amount by which Borrower's Federal and State ------------------ income tax obligations are reduced as a result of the Borrower deducting all or a portion of the Additional Net Restructuring Charge on its Federal and State income tax returns for its taxable year ending December 31, 2001, and by giving effect to the net tax effect of any adjustments increasing or decreasing such deduction subsequent to its taxable year ending December 31, 2001.

                           (6) Existing Additional Deferred Consideration Payments - Deferred and/or contingent cash consideration paid by the Borrower on or before December 31, 2003 (or payable on or before December 31, 2003 and paid within 120 days of its due date), up to an amount not to exceed $12,000,000.00 in the aggregate, in connection with any Acquisition closed prior to July 1, 2001, including without limitation (i) fixed pre-set amounts paid as a result of the achievement of a defined level of earnings by the acquired business following the closing of such Acquisition, and (ii) additional amounts paid following closing which arise as a result of earnings achieved by the acquired business in excess of defined levels. (In no event shall payments made in consideration of consulting services, agreements-not-to-compete or similar arrangements be considered Existing Additional Deferred Consideration Payments).

                           (7) New Acquisition Consideration Payments. Cash consideration paid at closing and deferred and/or contingent consideration paid by the Borrower up to an amount not to exceed $3,000,000.00 in the aggregate, in connection with any Acquisition closed after July 1, 2001, including without limitation
                                    (i) fixed pre-set amounts paid as a result of the achievement of a defined level of earnings by the acquired business following the closing of such Acquisition, and (ii) additional amounts paid following closing which arise as a result of earnings achieved by the acquired business in excess of defined levels. (In no event shall payments made in consideration of consulting services be considered New Acquisition Consideration Payments).

                  b. Section 6.9(d) of the Loan Agreement shall be amended and restated in its entirety as follows:

                                    RCM shall maintain, on a consolidated basis, a Tangible Net Worth no less than the Minimum Tangible Net Worth.

                  c. Section 2.7 of the Loan Agreement shall be amended by adding the following sentence. The total cash consideration paid or owed by the Borrower in connection with all Acquisitions closed after July 1, 2001 during the term of this Agreement shall not exceed $3,000,000.00, in the aggregate. (For purposes of this Section 2.7, cash consideration paid or owed for consulting services, agreements not to compete or similar arrangements shall be considered paid or owed in connection with an Acquisition).

         2. Affirmation of Collateral. Borrower covenants, confirms and agrees that as security for the repayment of the Obligations, Lender has, or is hereby granted and shall therefore have and continue to have, a continuing first priority lien on and security interest in all of the Collateral, all whether now existing or hereafter acquired, created or arising and all proceeds thereof, except to the extent otherwise provided in the Loan Agreement. Borrower acknowledges and agrees that nothing herein contained in any way impairs Lender's existing rights or priority in the Collateral.

         3.       Representations and Warranties.
                    Borrower warrants and represents to Lender that:
                  ------------------------------

                  a. Prior Representations. By execution of this Amendment, Borrower reconfirms that all warranties and representations made to Lender under the Loan Agreement and the other Loan Documents, as supplemented by the notes to Financial Statements included in the Borrower's Form 10K dated December 31, 2000 and the Borrower's Form 10Q dated June 30, 2001, are true and correct in all material respects as of the date hereof, all of which shall be deemed continuing until all of the Obligations to Lender are paid and satisfied in full.

                  b.       Authorization.  The execution and delivery by
                             Borrower of this Amendment and the
                           -------------
     performance by Borrower of the transactions herein contemplated (i) are and will be within its powers and (ii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Borrower.

                  c. Valid, Binding and Enforceable. This Amendment and any other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms subject to bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and general equitable principles.

                  d.Costs.  Upon execution hereof, Borrower shall pay all costs
                             (including attorneys' feesof Lender) attendant to
                               this Amendment.

         4. Ratification of Loan Documents. This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect. Borrower acknowledges and agrees that it has no defenses, set-offs, counterclaims or deductions of any nature with respect to its obligations to Lender. Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment. The Loan Agreement and this Amendment shall be construed as integrated and complementary of each other, and augmenting and not restricting Lender's powers, rights, remedies and security. If, after applying the foregoing, an inconsistency still exists, the provisions of this Amendment shall control.

         5. Effectiveness Conditions. This Amendment shall become effective upon the full execution of this Amendment and the following:

                  a.       Payment of the Lender's legal fees attendant to this
                              Amendment;

                  b.       Payment to Agent, on behalf of the Banks, the fees
                            reflected on Schedule A hereto;

                  c. A Certificate of the Secretary or Assistant Secretary of the Borrower, dated the date hereof, including (i) resolutions duly adopted by the Borrower authorizing this Amendment, and (ii) evidence of the incumbency and signature of the officers executing the Amendment on the Borrower's behalf.

                  d.       Any other documents reasonably required by Agent or
                              Lenders.

         6.       Governing Law.  This Amendment and all instruments, documents and agreements and the rights and obligations of the parties hereto and thereto shall be governed by and interpreted in accordance with the substantive laws of the Commonwealth of Pennsylvania.

         7.       Severability. The invalidity or unenforceability of
                                 any provision of this Amendment shall not affect the validity or enforceability of the remaining provisions.

         8 . Modification. This Amendment may not be modified, amended or terminated except by an agreement in writing executed by the parties hereto.

         IN WITNESS WHEREOF, the undersigned parties have executed this Agreement the day and year first above written.

BORROWER:                           RCM TECHNOLOGIES, INC.



By:
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Name:
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Title:
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                                            CATARACT, INC.


By:
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Name:
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Title:
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                          RCM TECHNOLOGIES (USA), INC.


By:
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Name:
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Title:
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                            PROGRAMMING ALTERNATIVES
                                            OF MINNESOTA, INC.


By:
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Name:
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Title:
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                                            NORTHERN TECHNICAL SERVICES, INC.


By:
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Name:
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Title:
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                                            GLOBAL TECHNOLOGY SOLUTIONS, INC.


By:
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Name:
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Title:
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                                            SOFTWARE ANALYSIS & MANAGEMENT, INC.


By:
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Name:
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Title:
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                                            PROCON, INC.


By:
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Name:
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Title:
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                                            RCMT DELAWARE, INC.


By:
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Name:
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Title:
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


                          RCM TECHNOLOGIES CANADA CORP.

                                            By:___________________________

                                            Name:________________________

                                            Title:______________________


                           BUSINESS SUPPORT GROUP OF MICHIGAN, INC.


By:
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Name:
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Title:
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                                  SOLUTIONS THROUGH DATA-PROCESSING, INC.


By:
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Name:
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Title:
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                            PINNACLE CONSULTING, INC.


By:
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Name:
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Title:
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                                            APPLICATION SOLUTIONS CORPORATION


By:
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Name:
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Title:
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                                            DISCOVERY CONSULTING SOLUTIONS, INC.


By:
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Name:
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Title:
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                                            MANAGEMENT SYSTEMS INTEGRATORS, INC.


By:
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Name:
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Title:
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AGENT:                              MELLON BANK, N.A., as Agent


By:
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Name:
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Title:
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LENDERS:                            MELLON BANK, N.A., as Lender


By:
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Name:
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Title:
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


                          MELLON BANK CANADA, as Lender


By:
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Name:
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Title:
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                                            SUNTRUST BANK, ATLANTA, as Lender


By:
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                                            Name:


                                            Title:



                           WACHOVIA BANK (as successor by assignment from
                            ALLFIRST BANK, as Lender


Name:
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Title:
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                                            BANK OF AMERICA, N.A., as Lender


By:
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Name:
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Title:
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                         FLEET NATIONAL BANK, as Lender


By:
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Name:
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Title:
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


                                   SCHEDULE A


                     Lenders                                FEE
Mellon Bank, N.A., Canada  Branch                         $ 1,250
---------------------------------                         -------
Mellon Bank, N.A.                                         $23,750
-----------------                                         -------
Fleet National Bank                                       $21,875
-------------------                                       -------
Sun Trust Bank, Atlanta                                   $12,500
-----------------------                                   -------
Bank of America, N.A.                                     $21,875
---------------------                                     -------
First Union National Bank                                 $12,500
-------------------------                                 -------

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967609-5